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                                                                   EXHIBIT 10.21

           PETSAFE, LTD., RADIO SYSTEMS CORPORATION AGREEMENT REVISION

                           Revision date May 13, 1996



RSC hereby agrees to expand the territory list found in Schedule 2 to include the following countries under the same terms and conditions.



         Croatia
         Czech Republic
         Cyprus
         Slovenia
         Turkey



/s/  Randy Boyd                             /s/  Nicholas Tollemache
--------------------------                  ------------------------------
Randy Boyd, President, RSC                  Nicholas Tollemache, Director,
                                                      PetSafe, Ltd.